Supplement dated January 28, 2010 to the MTB Retail Class Prospectus and the MTB Institutional Class

Prospectus, each dated August 31, 2009

At a meeting of the Board of Trustees (“Board”) of the MTB Group of Funds (the “Trust”) held on January 13, 2010, the Board voted to approve the following changes to the MTB Balanced Fund, a series of the Trust (the “Fund”): (1) the investment strategies and policies of the Fund will permit the Fund to invest in a broader range of securities; (2) the following policy will be eliminated: the Fund, under normal circumstances, maintains at least 25% of its total assets in fixed income securities; and (3) the Fund will change its name to the MTB Strategic Allocation Fund. Please see the descriptions below for more information.

The changes are anticipated to become effective on March 23, 2010.

The Fund’s investment goal of providing total return will remain the same, and the Fund will pursue that goal with the same overall investment strategy of varying exposure to equity and fixed income securities. The Fund will also invest in a variety of other funds (“Underlying Funds”), some of which are managed by MTB Investment Advisors, Inc. (“MTBIA” or the “Advisor”) and some of which are not. Underlying Funds may include open-end, closed-end and exchange-traded funds (“ETFs”). The new investment strategies and policies broaden the types of securities in which the Fund may invest, and will allow the Fund to gain diversity and increased exposure to investment styles that the Fund can not currently obtain.

The expense structure of the Fund will change. In addition to the fund-level fees paid, the Fund will also incur the fees and expenses of the Underlying Funds in which the Fund invests. MTBIA has agreed to waive 0.60% of its investment advisory fee from the period that the changes take effect until at least June 2011. As a result of investments in the Underlying Funds, the fees and expenses you bear as a Fund shareholder will increase. MTBIA believes that this increase in fees is warranted by the anticipated benefits of gaining access to a broadened range of investment securities.

The following is a summary of the principal investment strategies and risks of the Fund that are expected to become effective on March 23, 2010:

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal by investing to obtain current income and capital appreciation from fixed income securities and equity securities. The Fund invests directly and indirectly in a broad combination of fixed-income and equity securities, and other assets. The Fund invests indirectly by buying shares of Underlying Funds, some of which are managed by the Advisor and some of which are not. Underlying Funds may include open-end funds, closed-end funds and ETFs. The Advisor will vary, from time to time, the amount of assets allocated to one or more Underlying Funds, and direct investments in securities, in an attempt to achieve the Fund’s investment goal, based upon the Advisor’s view of economic conditions. The Fund will not acquire more than 25% of the outstanding voting securities of any Underlying Fund.

The Underlying Funds invest in a mix of equities such as common stocks, preferred stocks or securities convertible into stocks (domestic and foreign); in fixed income securities such as fixed rate debt, variable rate debt or high-yield, lower rated debt instruments (domestic and foreign); in money market instruments; or in a composite of such securities. The Underlying Funds may employ any investment style (such as growth or value), investment strategy or technique and may invest in any region or country, market capitalization range (such as small, middle or large capitalization companies) or any specific average weighted maturity range (such as short-term, intermediate-term or long-term fixed income securities). The Fund follows a flexible approach to selecting investments, and does not allocate assets among Underlying Funds according to predetermined levels. The Advisor will also directly invest in fixed income securities with varying maturities (and credit quality), including corporate and government securities and mortgage backed securities as well as the equity securities of United States and foreign issuers.

When making allocation decisions, the Advisor considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. These data include projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. While the Advisor performs these analyses on a routine basis, material shifts in asset class exposures typically take place over longer periods of time. The Advisor will adjust the Fund’s asset mix based on its analysis of the relative attractiveness and risk of bonds and stocks in connection with economic, financial and other market trends. Notwithstanding the foregoing, until approximately June 2011, the Fund will invest approximately 35-40% of its assets in other funds that are managed by the Advisor.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. Factors that may reduce the Fund’s returns include:

Risk Related to Investment in Underlying Funds

The investment performance of the Fund is affected by the investment performance of the Underlying Funds in which the Portfolio invests. The ability of the Fund to achieve its investment objective depends on the ability of the Underlying Funds to meet their investment objectives and on the decisions of MTBIA, as investment adviser, regarding the allocation of the Fund’s assets among the Underlying Funds. There can be no assurance that the investment objective of the Fund or any Underlying Fund will be achieved. Through its investments in Underlying Funds, the Fund is subject to the risks of the Underlying Funds’ investments. Certain of the risks of the Underlying Funds’ investments are described below. In addition, both the Fund and the Underlying Funds in which it invests bear fees and expenses, so investment in the Fund may be subject to certain duplicate expenses. The Advisor is subject to certain conflicts of interest in choosing the Underlying Funds in which the Fund may invest.

Stock Market Risk

The value of equity securities in the Fund’s portfolio (and any Underlying Fund’s portfolio) will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time.

Interest Rate Risk

Prices of fixed income securities generally fall when interest rates rise.

Credit Risk

There is a possibility that issuers of securities in which the Fund (and any Underlying Fund) invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.

Risks Of Foreign Investing

Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

Asset Allocation Risk

The Advisor’s asset allocation decisions between equity securities, on the one hand, and fixed income securities, on the other hand, may not anticipate market trends successfully. The Fund’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio Manager’s asset allocation decisions. The Advisor may make less than optimal or poor asset allocation decisions.

Risks Associated With Non-Investment Grade Securities

The securities in which the Fund may invest may be rated below investment grade. Securities rated below investment grade may be subject to the same risks as those inherent in corporate debt obligations that are rated below investment grade, also known as junk bonds. Junk bonds generally entail greater market, credit and liquidity risks than investment grade securities.

Active Trading Risk

The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that you may pay.

Some additional risks of investing in the Fund, once the changes are effective, are listed below. They are described in the Fund’s current prospectus.

Risks Of Investing In Emerging Market Countries

Currency Risk

Exchange-Traded Funds Risk

Affiliated Persons Risk

Leverage Risk

Please keep this Supplement for future reference.